Exhibit 10.84

PLEDGE AGREEMENT

This Pledge Agreement (as amended, restated, supplemented or otherwise modified and in effect from time to time, this “Agreement”), dated as of March 22, 2021, is by and between INVESTVIEW INC, a Nevada corporation (“Pledgor”), and SSA Technologies LLC, a New Jersey limited liability company, (together with its successors and assigns, “Pledgee”). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Promissory Note (as defined below).

R E C I T A L S

A. WHEREAS, the Pledgee has agreed to advance to the Pledgor up to $1,500,000 as provided in that certain Promissory Note dated as of the date hereof (the “Promissory Note”) between the Pledgor and the Pledgee, and the Pledgor has agreed to pledge and assign to the Pledgee, as collateral for the obligations of the Pledgor under the Promissory Note and all other Indebtedness (as defined below), 12,000,000 shares of the Common Stock of Pledgor (the “Pledged Equity”), and if there shall be an Event of Default under the Promissory Note, to forfeit such Pledged Equity.

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1 SECURITY FOR OBLIGATIONS, ETC. This Agreement is for the benefit of Pledgee to secure the prompt and complete payment and performance of all of the liabilities of Pledgor, when due or declared due, each in accordance with the terms of the Promissory Note (collectively, the “Secured Obligations”).

2 PLEDGE OF COLLATERAL.

2.1 Pledge. The Pledgor hereby pledges, assigns and grants a security interest in the Collateral to the Pledgee, as security for all indebtedness and obligations evidenced by the Promissory Note and for all substitutions, amendments, replacements, renewals and exchanges therefor (the “Indebtedness”). As used herein, the “Collateral” means the Pledged Equity, all money or other property paid or distributed upon or with respect to the Pledged Equity, including payment of proceeds from the sale, liquidation, repurchase or other disposition thereof, and all amounts (if any) withdrawn by Pledgor from Pledgor’s capital account with the Pledgee, together with all income, dividends, interest and distributions thereon, increases therein, substitutions and exchanges therefor, and proceeds thereof. If any of the Collateral is evidenced by certificates, Pledgor shall promptly deliver such certificates to Pledgee accompanied by proper assignments separate from certificates in form and substance reasonably acceptable to Pledgee, duly executed in blank by Pledgor. Pledgor shall and hereby does permit Pledgee to file UCC Financing Statements naming Pledgor as debtor and Pledgee as secured party with respect to the Collateral in any jurisdiction reasonably required by Pledgee (including with any applicable secretary of state’s office or other applicable recording office), in form and substance satisfactory to Pledgee, and without the requirement of Pledgor’s signature.

2.2 Certificated Collateral. In addition to anything contained in Section 2.1 hereof, if any Collateral consisting of securities is not certificated or becomes an uncertificated security, Pledgor shall promptly notify Pledgee thereof and shall promptly take all actions required at any time upon Pledgee’s request to perfect the security interest and pledge in favor of Pledgee under applicable law (including, in any event, delivery of physical possession of all certificates to Pledgee (if applicable), and take any other action required or appropriate under this Agreement or the Uniform Commercial Code as in effect in the State of Delaware or equivalent provisions of any other applicable jurisdiction (the “UCC”)). Pledgor further agrees to promptly take such actions as Pledgee deems necessary or desirable to effectuate the foregoing and to permit Pledgee to exercise any of its rights and remedies hereunder.

3 VOTING, ETC. Unless and until an Event of Default occurs, Pledgor shall be entitled to vote, if applicable, and exercise any voting or other consensual rights (or managerial rights, if applicable) pertaining to any and all of the Collateral; provided, however, that no vote shall be cast or any action taken by Pledgor which would violate any of the terms of this Agreement or the Promissory Note or any other instrument or agreement relating to the Secured Obligations, or which would have the effect of impairing the positions or security interests of the Pledgee in the Collateral or which would effect actions prohibited under the terms of the Promissory Note. All such rights of Pledgor to vote shall cease if an Event of Default occurs and such an Event of Default is not waived the Pledgee.

4 PAYMENTS AND OTHER DISTRIBUTIONS. Notwithstanding anything herein to the contrary, unless and until an Event of Default occurs, all cash dividends or distributions payable in respect of the Collateral shall be paid to the Pledgor; provided, however if an Event of Default occurs and unless and until such event has been waived by Pledgee, all cash dividends and distributions payable in respect of the Collateral shall be paid to the Pledgee for application to satisfy the Obligations. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

(a) all other or additional securities or investment property, or rights to subscribe for or purchase any of the foregoing, or property (other than cash) paid or distributed by way of dividend in respect of the Collateral;

(b) all other or additional securities, investment property or property (including cash) paid or distributed in respect of the Collateral by way of split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

(c) all other or additional securities, investment property or property which may be paid or distributed in respect of the Collateral by reason of any consolidation, merger, exchange, dividend (other than any cash dividends permitted to be paid to Pledgor as specifically provided above) split, or distribution, conveyance of assets, liquidation or similar reorganization or other disposition of Collateral.

If at any time Pledgor shall obtain or possess any of the foregoing Collateral described in this Section, Pledgor shall be deemed to hold such Collateral in trust for Pledgee and Pledgor shall promptly surrender and deliver such Collateral to Pledgee.

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5 ASSIGNMENT OF COLLATERAL UPON EVENT OF DEFAULT. In the event an Event of Default occurs, Pledgee shall be entitled, without limitation, to exercise the following rights, which Pledgor hereby agrees to be commercially reasonable:

(a) to take full right and title in and to the Pledged Equity; and

(b) generally, to take all such other commercially reasonable action under the circumstances as Pledgee in its reasonable discretion may determine as incidental or conducive to any of the matters or powers mentioned in the foregoing provisions of this Section and which Pledgee may or can do lawfully and to use the name of Pledgor for the purposes aforesaid and in any proceedings arising therefrom.

Pledgor acknowledges that upon an Event of Default it will forfeit and surrender to Pledgee the Pledged Equity and shall fully assign to Pledgee all other Collateral, and further acknowledges that such remedy is not a penalty but is an agreed and reasonable estimate by the parties of the damages suffered by Pledgee due to the failure of Pledgor to satisfy its obligations pursuant to the Promissory Note.

6 REMEDIES, ETC., CUMULATIVE. Each right, power and remedy of Pledgee provided for in this Agreement, the Promissory Note or any other security agreement, mortgage, guaranty now or hereafter existing, at law, in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement or the Promissory Note or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof.

7 COSTS AND EXPENSES; INDEMNIFICATION.

(a) Pledgor shall pay all reasonable out-of-pocket costs and expenses of Pledgee actually incurred in connection with the administration of and in connection with the preservation of rights under, and enforcement of, and any renegotiation or restructuring of this Agreement and any amendment, waiver or consent relating thereto (including, without limitation, the reasonable fees and disbursements of counsel for Pledgee).

(b) Pledgor shall pay and hold Pledgee harmless from and against any and all present and future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to this Agreement and save Pledgee harmless from and against any and all liabilities with respect to or resulting from any delay or omission to pay any such taxes, charges or levies; and indemnify, pay and defend Pledgee and each of its officers, directors, shareholders, employees, representatives, attorneys, agents, successors and affiliates (“Indemnified Parties”) from, and hold each of them harmless against any and all losses, liabilities, obligations, suits, penalties, judgments, claims, or damages, and reasonable documented costs and expenses, in each case, incurred by or asserted against any Indemnified Party (whether or not any Indemnified Party is designated a party thereto) arising out of or by reason of this Agreement or any transaction contemplated hereby (including, without limitation, any investigation, litigation or other proceeding related to this Agreement), including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding; provided, that any documentation with respect to attorney fees shall be limited to summary accounting data and shall not include any description or detail of work performed or communications taken. Notwithstanding anything in this Agreement to the contrary, Pledgor shall not be responsible to any Indemnified Party hereunder for any costs, losses, damages, liabilities or expenses which result from such Indemnified Party’s gross negligence or willful misconduct as finally determined in a non-appealable judicial proceeding by a court of competent jurisdiction (in which such Indemnified Party and Pledgee has had an opportunity to be heard). All indemnities set forth herein (and Borrowers’ obligations under this Section) shall survive the execution and delivery of this Agreement, the making and repayment of the Secured Obligations, and any termination of this Agreement. If and to the extent that the obligations of the Pledgor under this Section are unenforceable for any reason, the Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

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8 FURTHER ASSURANCES. Pledgor agrees that, at any time and from time to time, Pledgor shall join with Pledgee in executing and, will file and refile (or authorizes Pledgee to file) under the UCC such financing statements, amendment statements, continuation statements and other documents in such offices as Pledgee may deem reasonably necessary or appropriate and wherever required or permitted by law in order to perfect and preserve Pledgee’s security interest in the Collateral, and hereby authorizes Pledgee to file financing statements, continuation statements and amendments thereto relative to all or any part of the Collateral without the signature of Pledgor, and agrees to do such further acts and things and to promptly execute and deliver to Pledgee such additional conveyances, assignments, agreements and instruments as Pledgee may reasonably require or deem reasonably advisable to carry into effect the purpose of this Agreement or to further assure and confirm unto Pledgee its rights, powers and remedies hereunder.

9 REASONABLE CARE BY PLEDGEE. Pledgee shall be deemed by Pledgor to have exercised reasonable care in the custody and preservation of any Collateral in Pledgee’s possession if the Collateral is accorded treatment substantially equal to that which Pledgee accords its own similar property.

10 TRANSFER BY PLEDGOR. Pledgor shall not sell, transfer, gift, convey or otherwise dispose of, grant any option with respect to, or pledge, hypothecate or otherwise encumber any of the Collateral or any interest therein, except as provided herein.

11 REPRESENTATIONS AND WARRANTIES OF PLEDGOR. Pledgor hereby represents and warrants to Pledgee, which representations and warranties shall survive the execution and delivery of this Agreement, as follows:

11.1 Validity, Perfection and Priority. The pledge and security interests in the Collateral granted to the Pledgee constitute valid and continuing security interests in the Collateral. Upon the filing of a UCC Financing Statement naming the Pledgor as debtor and the Pledgee as secured party with the applicable secretary of state’s office or other applicable recording office, and if any of the Collateral is evidenced by certificates, the physical delivery of the certificates evidencing the Collateral to the Pledgee, the security interests in the Collateral granted to the Pledgee hereunder constitute valid and perfected security interests therein superior and prior to the rights or claims of any other Person. As used herein, “Person” means person, corporation, general or limited partnership, limited liability company, joint venture, trust, estate, association, or other legal entity or organization.

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11.2 No Liens; Other Financing Statements.

(a) Except for the liens and security interests granted to Pledgee, Pledgor is the sole legal and direct beneficial owner of, and has good and marketable title to, the Collateral and is the lawful owner of all other collateral whether now existing or hereafter acquired and will continue to own each item of the Collateral free and clear of any and all pledges, liens, mortgages, hypothecations, security interests, charges, rights, options, claims and other encumbrances of all other Persons, and Pledgor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to Pledgee.

(b) Other than in favor of Pledgee, no financing statement or other evidence of lien covering or purporting to cover any of the Collateral is on file in any public office. Pledgor owns all of its issued and outstanding stock.

11.3 Collateral.

(a) The Collateral described herein is duly authorized and validly issued and, none of such Collateral is or will be subject to any legal or contractual restriction. The Collateral is, as of the date hereof, and shall be at all times hereafter during the term of this Agreement, freely transferable without restriction or limitation, subject to applicable law.

11.4 Power and Authority. Pledgor has full right, power and authority to execute, deliver and perform this Agreement and pledge and collaterally assign all of the Collateral pursuant to this Agreement. Pledgor has duly executed and delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with the terms herein, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor’s rights and remedies and application of general principles of equity generally.

11.5 No Violation. Neither the execution, delivery or performance by Pledgor of this Agreement, nor compliance with the terms and provisions hereof by Pledgor nor the consummation of the transactions contemplated hereby will conflict with or result in any breach of, its charter documents, or any of the terms, covenants, conditions or provisions of, or constitute a default under any agreement or other instrument to which Pledgor is a party.

11.6 Litigation. There are no actions, suits or proceedings pending or, to Pledgor’s knowledge, threatened in writing against or involving Pledgor’s interest in the Collateral before any court with respect to any of the transactions contemplated by this Agreement or the ability of Pledgor to perform any of the obligations of Pledgor hereunder.

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11.7 State of Organization; Chief Executive Office. Pledgor is a Delaware limited liability company, and its chief executive office and principal place of business is 234 Industrial Way West, Building A, Suite 202, Eatontown, NJ 07724.

12 COVENANTS OF PLEDGOR. Pledgor covenants and agrees with Pledgee that on and after the date hereof and until all of the Secured Obligations shall have been paid in full or all Collateral has been transferred and assigned to Pledgee and this Agreement terminates in accordance with its terms:

12.1 Collateral. Pledgor shall (a) defend Pledgee’s right, title and security interest in and to the Collateral against the claims and demands of all Persons whomsoever; (b) have good and marketable title to and right to pledge any other property at any time hereinafter constituting Collateral and will likewise defend the right thereto and security interest therein of Pledgee; and (c) not, without the advance written consent of Pledgee, with respect to any Collateral, enter into any operating agreements, bylaws, shareholder type agreements, voting agreements, voting trusts, trust deeds, irrevocable proxies or any other similar agreements or instruments which are adverse to the interests, right or benefits of Pledgee as provided or identified in this Agreement.

12.2 Compliance with Laws. Pledgor shall comply in all material respects with all requirements of applicable law that are applicable to the Collateral.

12.3 Payment of Obligations. Pledgor shall pay promptly when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of any income or profits therefrom, as well as all claims of any kind against or with respect to the Collateral.

12.4 No Impairment. Pledgor shall not take or cause to be taken any action that could reasonably be expected to impair Pledgee’s rights in the Collateral. Pledgor shall not create, incur or permit to exist, shall defend the Collateral against and will take such other action as is necessary to remove, any lien or claim on or to the Collateral, other than the liens created hereby in favor of Pledgee, and shall defend the right, title and interest of Pledgee in and to any of the Collateral against the claims and demands of all Persons whomsoever.

12.5 Performance by Pledgee of Pledgor’s Obligations; Reimbursement. If Pledgor fails to perform or comply with any of Pledgor’s agreements contained herein, Pledgee may, without notice to or consent by Pledgor, perform or comply or cause performance or compliance therewith, and the reasonable expenses of Pledgee incurred in connection with such performance or compliance shall be payable by Pledgor to Pledgee on demand, and such reimbursement obligation shall be secured hereby; provided, however, that Pledgee shall not be under any obligation to take any such action.

12.6 Further Identification of Collateral. Pledgor will furnish to Pledgee from time to time such reports and certifications in connection with the Collateral as Pledgee may reasonably request from time to time.

12.7 Continuous Perfection. Pledgor will not change Pledgor’s name, in any manner which would reasonably be expected to make any financing or continuation statement filed hereunder seriously misleading (within the meaning of any applicable provision of Article 9 of the UCC) unless Pledgor shall have given Pledgee at least ten (10) days prior written notice thereof and shall have taken all action necessary or reasonably requested by Pledgee to amend such financing statement or continuation statement so that it is not seriously misleading. Pledgor will not change Pledgor’s state of organization or principal place of business and chief executive office unless Pledgor shall have given Pledgee at least ten (10) days prior written notice thereof and shall have taken such action as is reasonably requested by Pledgee to cause the security interest of Pledgee in the Collateral to continue to be perfected.

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12.8 Records. Pledgor shall cause the Company to make a notation in its records indicating the interest granted hereby in favor of Pledgee.

12.9 Miscellaneous. Pledgor shall not file or authorize or authenticate or permit to be filed in any jurisdiction any financing statements under the UCC or any like statement relating to the Collateral in which Pledgee is not named as the secured party.

12.10 Stay or Extension Law. To the furthest extent permitted by applicable law, Pledgor shall not at any time claim, take, insist upon or invoke the benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Collateral prior to any sale or sales thereof to be made pursuant to the provisions hereof or pursuant to the decree, judgment, or order of any court of competent jurisdiction; and, to the extent permitted by applicable law, Pledgor hereby expressly waives, on behalf of Pledgor and each and every Person claiming by, through and under Pledgor, all benefit and advantage of any such law or laws, and covenants that Pledgor will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power, right or remedy herein or hereby granted and delegated to Pledgee, but will to the furthest extent permitted by applicable law, authorize, allow and permit the execution of every such power, right or remedy as though no such law or laws had been made or enacted.

13 PLEDGOR’S OBLIGATIONS ABSOLUTE, ETC. The obligations of Pledgor under this Agreement shall be absolute and unconditional in accordance with its terms and shall remain in full force and effect (except as otherwise provided under Section 16 hereof) and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (a) any change in the time, place or manner of payment of, or in any other term, provision or condition of, all or any of the Secured Obligations, any waiver, indulgence, renewal, extension, amendment or modification of or addition, consent or supplement to or deletion from or any other action or inaction under, to or in respect of this Agreement or the Promissory Note, or any of the other documents, instruments or agreements relating to the Secured Obligations or any other instrument or agreement referred to therein or any assignment or transfer of any thereof; (b) any lack of validity or enforceability of the Promissory Note, or any other documents, instruments or agreements referred to therein or any assignment or transfer of any thereof; (c) any furnishing of any additional security or collateral to Pledgee or its assignees or any acceptance thereof or any release of any security by Pledgee or its assignees; (d) any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof (other than Pledgor or this Agreement); (e) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Pledgor, as applicable, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not Pledgor shall have notice or knowledge of any of the foregoing; (f) any exchange, release or nonperfection of any other collateral, or any release, or amendment or waiver of or consent to departure from any guaranty or security, for all or any of the Secured Obligations; or (g) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor other than payment in full.

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14 POWER OF ATTORNEY. Pledgor hereby absolutely and irrevocably constitutes and appoints Pledgee as Pledgor’s true and lawful agent and attorney-in-fact with full power of substitution, in the name of Pledgor: (a) to execute and do all such assurances, acts and things which Pledgor ought to do but has failed to do under the covenants and provisions contained in this Agreement; (b) to take any and all such action as Pledgee or any of its sub-agents, nominees or attorneys may, in its or their sole and reasonable discretion, reasonably determine as necessary or advisable for the purpose of maintaining preserving or protecting the security constituted by this Agreement or any of the rights, remedies, powers or privileges of Pledgee under this Agreement and transferring and assigning such Collateral as provided herein; and (c) generally, in the name of Pledgor, exercise all or any of the powers, authorities, and discretions conferred on or reserved to Pledgee by or pursuant to this Agreement, and (without prejudice to the generality of any of the foregoing) to deliver or otherwise perfect any deed, assurance, agreement, instrument or act as Pledgee may deem proper in or for the purpose of exercising any of such powers, authorities or discretions. Pledgor hereby ratifies and confirms, and hereby agrees to ratify and confirm, whatever lawful acts Pledgee or any of Pledgee’s sub-agents, nominees or attorneys shall do or purport to do in the exercise of the power of attorney granted to Pledgee pursuant to this Section, which power of attorney, being coupled with an interest and given for security, is irrevocable.

15 MISCELLANEOUS.

15.1 Binding Effect. This Agreement shall be binding upon Pledgor and its successors and assigns and shall inure to the benefit of and be enforceable by Pledgee and its successors and assigns.

15.2 Notice. All notices, demands, requests, consents, approvals, and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be delivered (a) in hand by person with written receipt of the person to whom such notice is intended; (b) by registered or certified mail, postage prepaid, return receipt requested; or (c) by a generally recognized commercial courier service or overnight delivery service, (Federal Express or UPS), for next business day delivery, postage prepaid, with delivery receipt requested. All notices sent in accordance with this Section 15.2 shall be deemed “Delivered” unless otherwise specified herein, the same day if delivered by hand in person with receipt and signature of the intended recipient or by an authorized officer of the intended recipient; if by registered or certified mail, three (3) business days after the same is deposited in the U.S. Mail; or if sent by a commercial courier service or overnight delivery service for next business day delivery, one (1) business day after payment and deposit with the courier service with receipt of mailing. All communications shall be sent to the respective Parties at their addresses as follows:

If to the Pledgor:

Investview Inc.

234 Industrial Way West

Suite A202

Eatontown, NJ 07724

Attn: Joseph Cammarata, CEO

Attn: Annette Raynor, COO

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Michael Best & Friedrich, LLP

170 South Main Street, Suite 1000

Salt Lake City, UT 84101

Attention: Kevin Timken

If to Pledgee:

SSA Technologies LLC

109 White Oak Lane

Suite 200

Old Bridge, NJ 08857

Attn: Joseph Cammarata, CEO

or to such other address as may be specified by a Party, by written notice given in accordance with this Section 15.2.

15.3 Severability. The invalidity, illegality or unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the Parties hereunder shall be enforceable to the fullest extent permitted by law.

15.4 Costs and Attorney’s Fees. In any action under this Agreement, Pledgee may recover all costs of suit and other expenses paid or incurred by Pledgee in connection with the action, including the cost of reasonable attorney’s fees.

15.5 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

15.6 Counterparts. This Agreement may be executed in any number of counterparts and by different Parties hereto in separate counterparts, with the same effect as if all Parties had signed the same document. All such counterparts (including counterparts delivered by facsimile, email or other electronic format) shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each Party hereto shall have received counterparts hereof signed by all of the other Parties hereto.

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15.7 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware without regard to its conflicts of law principles.

PLEDGOR AND PLEDGEE CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION LOCATED WITHIN THE STATE OF DELAWARE AND NO OTHER PLACE AND IRREVOCABLY AGREE THAT ALL ACTIONS OR PROCEEDINGS RELATING TO THIS AGREEMENT MAY BE LITIGATED IN SUCH COURTS. PLEDGOR AND PLEDGEE ACCEPT FOR ITSELF AND HIMSELF AND IN CONNECTION WITH ITS AND HIS RESPECTIVE PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. PLEDGOR AND PLEDGEE FURTHER IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN THE MANNER AND TO THE ADDRESS SPECIFIED IN SECTION 15.2 OF THIS AGREEMENT.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF EITHER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF, EACH OF THE PARTIES HERETO ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF SUCH PARTY. EACH OF THE PARTIES HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

16 TERMINATION; RECOVERY CLAIM.

(a) This Agreement (other than Sections 7(b), 16(b) and 21 hereof) shall automatically terminate and the security interest granted herein shall automatically terminate after the Secured Obligations are paid in full on or prior to the date due, as set forth in the Promissory Note or this Agreement, as applicable (or such later date as Pledgee shall consent in writing) or Pledgee shall have exercised the forfeiture rights provided in Section 5 hereof. Upon the termination of this Agreement due to satisfaction of the Secured Obligations, Pledgee, at the written request of Pledgor and at the cost and expense of Pledgor, will promptly execute and deliver to Pledgor the proper instruments acknowledging the termination of this Agreement and will duly assign, transfer and deliver to Pledgor or to whomsoever shall be lawfully entitled to receive the same (without recourse and without any representation or warranty of any kind other than that Pledgee has not sold, assigned or granted any security interest or lien in such Collateral, if true at such time) such of the Collateral as may be in the possession of Pledgee and has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

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(b) Should a claim (“Recovery Claim”) be made upon Pledgee at any time for recovery of any amount received by Pledgee in payment of the Secured Obligations (whether received from Pledgor or otherwise) and should Pledgee repay all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over Pledgee or any of its property; or (ii) any settlement or compromise of any such Recovery Claim effected by Pledgee with the claimant, this Agreement and the security interests granted to Pledgee hereunder shall continue in effect with respect to the amount so repaid to the same extent as if such amount had never originally been received by Pledgee, notwithstanding any prior termination of this Agreement, the return of this Agreement to Pledgor, or the cancellation of any note or other instrument evidencing the Secured Obligations.

17 AMENDMENTS; MARSHALLING. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by both Pledgor and Pledgee. Pledgee shall be under no obligation to marshal any assets or collateral in favor of Pledgor or any other Person or against or in payment of any or all of the Secured Obligations.

18 DUTY OF PLEDGEE. Pledgee’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as Pledgee deals with similar property for its own account. Neither Pledgee nor any of its officers, directors, employees or agents shall be liable for any failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on Pledgee hereunder are solely to protect the interests of Pledgee in the Collateral and shall not impose any duty upon Pledgee to exercise any such powers. Pledgee shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Pledgor for any act or failure to act hereunder.

19 REVIEW OF AGREEMENT BY PLEDGOR. Pledgor acknowledges that Pledgor has thoroughly read and reviewed the terms and provisions of this Agreement, and that such terms and provisions are clearly understood by Pledgor, and has been fully and unconditionally consented to by Pledgor with the full benefit and advice of counsel chosen by Pledgor, and that Pledgor has freely and voluntarily signed this Agreement without duress. Pledgee does not have any fiduciary relationship with or duty to Pledgor arising out of or in connection with this Agreement or the Promissory Note, and the relationship between Pledgor, on the one hand, and Pledgee, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and no joint venture is created hereby or by the Promissory Note or any other document or otherwise exists by virtue of the transactions contemplated hereby between Pledgor and Pledgee.

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20 WAIVER OF CLAIMS. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, PLEDGOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH PLEDGEE’S TAKING POSSESSION OR SALE OR PLEDGEE’S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH PLEDGOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and Pledgor hereby further waives (and releases any cause of action and claim against Pledgee as a result of), to the fullest extent permitted by law: (a) all damages occasioned by such taking of possession, collection or sale except any damages which are the direct result of Pledgee’s gross negligence or willful misconduct as finally determined in a non-appealable judicial proceeding in which Pledgee had an opportunity to be heard; (b) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of Pledgee’s rights hereunder; (c) demand of performance or other demand, notice of intent to demand or accelerate, notice of acceleration, presentment, protest, advertisement or notice of any kind to or upon Pledgor or any other Person; and (d) all rights of redemption, appraisement, valuation, diligence, stay, extension or moratorium now or hereafter in force under any applicable law in order to delay the enforcement of this Agreement.

21 LIMITATION OF LIABILITY. Except as otherwise provided under applicable law, no claim may be made by Pledgor or any of its affiliates against Pledgee or its officers, employees, affiliates, directors, shareholders, attorneys or agents of any of them for any special, indirect, punitive or consequential damages in respect of any claim for breach of contract or any other theory of liability (other than gross negligence or willful misconduct as finally determined in a non-appealable judicial proceeding in which such person had an opportunity to be heard) arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and Pledgor hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each party has caused this Pledge Agreement to be duly executed by an officer thereunto duly authorized as of the first date written above.

PLEDGOR:

INVESTVIEW INC.

By:	/s/ Joseph Cammarata
Name:	Joseph Cammarata
Title:	Chief Executive Officer

By:	/s/ Annette Raynor
Name:	Annette Raynor
Title:	Chief Operating Officer

Signature Page to Pledge Agreement

PLEDGEE:

SSA TECHNOLOGIES LLC

By:	/s/ Joseph Cammarata
Name:	Joseph Cammarata
Title:	CEO

Signature Page to Pledge Agreement